UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2020

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Via Marco D’Aviano, 2, Milano MI, Italy		20131
(Address of Principal Executive Offices)		(Zip Code)

+39 02 288 5841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed in its Current Report on Form 8-K (“Current Report”) as filed with the Securities and Exchange Commission (“SEC”), on November 25, 2019, Kaleyra, Inc. (f/k/a GigCapital, Inc.) (the “Company”) consummated its business combination with Kaleyra S.p.A. pursuant to that certain Stock Purchase Agreement, dated as of February 22, 2019, as amended, by and among the Company, Kaleyra S.p.A., the shareholders of Kaleyra S.p.A. (the “Sellers”) and the representative of the Sellers (the “Purchase Agreement”).

Pursuant to the terms of the Purchase Agreement, the Sellers are entitled to receive earnout payments consisting of up to an additional 1,763,633 shares (the “2019 Earnout Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), if the Company met certain financial performance targets for the 2019 fiscal year (the “2019 Earnout Target”), and an additional 1,763,639 shares of Common Stock if the Company meets certain financial performance targets for the 2020 fiscal year.

Based upon the financial statements for the year ended December 31, 2019 as contained in the Company’s Annual Report on Form 10-K filed with the SEC on April 22, 2020, and in accordance with the terms of the Purchase Agreement, the Company achieved the 2019 Earnout Target and the Sellers are entitled to receive the 2019 Earnout Shares in full. On April 29, 2020, the Company instructed the Company’s transfer agent to issue the 2019 Earnout Shares to the Sellers pursuant to the terms of the Purchase Agreement. The 2019 Earnout Shares were issued in a private transaction not involving any public offering, are unregistered, are restricted securities under Rule 144 of the Securities Act of 1933, as amended, and are subject to lockup provisions contained in the Purchase Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2020

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President